                                                                   EXHIBIT 10.9

A 880--Lease of Business Premises.                   Julius Blumberg, Inc., Law
                                                     Blank Publishers

THIS LEASE, dated the First day of June 1995 Between Dominick Incantalupo, c/o M & M Sanitation Corp., 517-519 West 19th Street, New York, NY 10011

hereinafter referred to as the Landlord, and Fly Films Inc., a New York corporation and SMA Video Inc., a New York corporation having their address at 45 Renwick Street, New York, NY 10013 hereinafter referred to as the Tenant, WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the City of New York, County of New York and State of New York

The entire building and surrounding premises, known as 45 Renwick Street, New York, New York 10013

     The term of this demise shall be for five (5) years beginning June 1, 1995
and ending May 31, 2000.                                         KK.

     The rent for the demised term shall be One Hundred Sixty Eight Thousand and no/100 Dollars ($168,000.00), which shall accrue at the yearly rate of Thirty Three Thousand Six Hundred and no/100 Dollars ($33,600.00).

     The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in instalments as follows:

Two Thousand Eight Hundred and no/100 Dollars ($2,800.00) per month for the entire term of the Lease at the office of the Landlord

or as may be otherwise directed by the Landlord in writing.

             THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

     First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     Second.--The Tenant covenants and agrees to use the demised premises as a studio for the production of commercial video tapes and films, general offices, and as a storage facility for film and film production equipment.

and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

     Third.--The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

     Fourth.--The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which consent shall not be unreasonably withheld or delayed.

     Fifth.--The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in their present condition, and shall redecorate, paint and renovate (provided such renovations are in compliance with applicable building codes) the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as their present condition. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

     Sixth.--In the event that any mechanics lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after ninety days notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder. SEE RIDER


     Seventh.--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

     Eighth.--The Landlord shall not be responsible for the loss or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

     Ninth.--Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; hot water by the Tenant. All other utilities and services are to be provided for and paid by Tenant.

     The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

     Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises in an emergency only or upon 24 hours notice in the day or night to examine the same, provided Landlord shall not interfere with Tenant's business, or to make such repairs, additions or alterations as shall necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations). For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

     Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within 180 days from the happening of such injury, then and in such case the term hereby created shall, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within 180 days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises. If Landlord fails to complete repairs within 180 days, Tenant at its option may terminate the Lease upon 30 days notice.

     Twelfth.--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. in the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

     Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall reasonably be approved in advance in writing by the Landlord.

     Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

     Seventeenth.--In case of violation by the Tenant of any of the covenants, agreements and conditions other than for the payment of rent or additional rent, of this lease or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within 20 days after notice thereof given to the Tenant, this lease shall after ten (10) days written notice, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

     Eighteenth.--All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by certified mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

     Nineteenth.--It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

     Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who bus not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

     Twenty-first.--If the property wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking, except that Tenant may make a separate claim for any property not belonging to Landlord.

     Twenty-second.--The Tenant has this day deposited with the Landlord the sum or $2,800.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

     Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

     Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

     Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an Individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

     Twenty-seventh.--This lease And the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

     Twenty-eight.--This instrument may not be changed orally.

                           SEE RIDER ANNEXED HERETO





     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                      ---/s/ illegible-----(SEAL)
                                                     Landlord

----------------------                        By:-----------------------

                                                  FLY FILMS INC.   (SEAL)
----------------------                           -----------------------
                                                        Tenant
                                              By:-----illegible---------

                                   GUARANTY

     In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:    -------------------                 -----------------(SEAL)

            -------------------                 -----------------(SEAL)

Date:       -------------------


                 Lease
============================================


                                    Landlord

                   to


                                      Tenant

============================================
Premises leased:



From:_______________________________________

To:_________________________________________


              ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after unto
heirs, successors, and assigns, the demised premises to be used and occupied
for            and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.


Witness:    ----------------------     -----------------------(SEAL)

            ----------------------     -----------------------(SEAL)

Date: ----------------------------

     In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:    ----------------------     -----------------------(SEAL)

            ----------------------     -----------------------(SEAL)

Date: ----------------------------

                        CONSENT TO ASSIGNMENT

     The undersigned Landlord hereby consents to the assignment of the within
lease to                on the express conditions that the original Tenant

                 , the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                         -------------------------
                                                  Landlord

Date:---------------------------          By:----------------------

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st 1995 - Page 1

     1. Landlord and Tenant agree that in the event of any conflict or inconsistency between the printed portion of this Lease and this Rider, the provisions of this Rider shall control the interpretation and application of this Lease.

     2. No diminution or abatement of rent or other compensation shall be claimed by Tenant or allowed for inconvenience, discomfort, loss of space, or disruption of business arising from any condition or casualty whatever the cause.

     3. Throughout the term hereby demised, the Tenant shall maintain and keep the water meter measuring the consumption of water to the demised premises in good order and repair at the Tenant's expense. In default thereof the Landlord may cause such meter to be repaired or replaced and the cost thereof shall be paid to the Landlord by the Tenant within ten (10) days after the rendering of a statement of the cost to the Tenant. The Tenant agrees to pay the Landlord for all water charges incurred on the premises as well as all sewer charges or rental for the premises. Such charges shall be payable to Landlord, in full, as additional rent, in the month next ensuing after Tenant receives notification from Landlord of same. Along with written notification, Landlord shall provide Tenant with a copy of any bills for same as received from the City of New York. Payment of said charges shall become Tenant's obligation from the date of commencement of this Lease.

     4. It is mutually agreed by and between Landlord and Tenant that each hereby waives his right to trial by jury in any action,

                Rider Number 1 to Lease of 45 Renwick Street,
           New York, NY 10013 made as of June 1st, 1995 - Page 2

proceeding, or counterclaim brought by any party against the other (except for personal injury) on any matters arising out of this Lease or in any way related to their obligations as Landlord and Tenant. It is further agreed that should Landlord commence any summary proceeding for possession of the premises (including a proceeding for non-payment of rent) Tenant will not interpose any counterclaim in such proceeding.

     5. The Tenant agrees to pay to the Landlord all real estate taxes which, during the term of this Lease, shall be levied or imposed or shall become due and payable upon and against the premises in any tax year, which exceed the amounts paid for the 1995/1996 tax year. Such taxes shall be payable, as additional rent, in the month next ensuing after Tenant receives notification from Landlord of same, which notification shall include the amount paid by the Landlord and the period for which said taxes were paid. Landlord shall notify Tenant, in writing, as to the yearly amount due as and for payment of said taxes. To the extent that such taxes are payable in installments, Tenant shall pay its share thereof in such installments whether or not Landlord elects to pay same in a lump sum. Along with said written notification, Landlord shall provide Tenant with a copy of the tax bill as received from the City of New York. Payment of said tax increases shall become Tenant's obligation as of July, 1996. The parties acknowledge that Landlord has not received and will not receive his 1995/1996 real estate tax bill until after the commencement of this Lease. Based

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 3

upon same, the parties agree that, upon receipt of said real estate tax bill, a copy of same shall be forwarded by Landlord to the Tenant, via certified mail.

     6. During the term of this Lease, the Landlord shall be under no obligation to supply heat, water, electricity, cleaning, exterminating, rubbish removal or any other service. Tenant shall at his own cost and expense maintain heating, electrical, plumbing and all other systems and deliver them to Landlord upon expiration of this Lease in the same condition as delivered to Tenant, ordinary wear and tear excepted. Landlord represents that the plumbing, heating and electrical systems will be in working order at the time of Tenant taking occupancy.

     7. The parties herewith acknowledge that the two (2) air conditioning/heating units on the premises are the property of the Landlord. Tenant herewith agrees to keep said units in good condition and repair throughout the term of this Lease, normal wear and tear excepted. The parties further acknowledge that the Landlord will maintain a service and maintenance contract with reference to said units with Concord Air Conditioning Corp. Tenant agrees to be responsible for payments of charges incurred under said contract from the date of commencement of this Lease. Tenant further agrees to make all payments under said contract, to the Landlord, as additional rent, within ten
(10) days after the rendering of a statement, as received from said company by the

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 4

Landlord, to the Tenant. Failure to make such payments shall be deemed a material breach of this Lease.

     8. The Tenant shall take out, during the term of this Lease, what is known as public liability insurance, naming therein the Landlord as an additional insured, against any and all claims for damages to property or persons, whether employees of the Tenant or not, for injuries occurring in, on, about or in front of the said premises. Any and all such public liability policies shall protect Tenant and Landlord, as an additional insured, in limits of at least $2,000,000.00 for personal injury and $150,000.00 for property damage. Tenant shall furnish Landlord with a copy of said policy or policies of insurance, or a certificate of insurance, naming Landlord as an additional insured. In the event any such policy or policies are cancelled, Tenant shall obtain a replacement of said policy or policies within ten (10) days of receipt of notification of cancellation.

     In the event Landlord ascertains that Tenant has failed to obtain said policy or policies of insurance, or in the event a new policy or policies have not been obtained after cancellation of any such existing policy, Landlord, upon giving Tenant ten (10) days' written notification to obtain said policy or policies of insurance shall be entitled at his election to obtain same on behalf of himself and the Tenant, and the costs incurred by the Landlord for the premium or premiums therefore, shall be paid to the Landlord, as additional rent, within ten (10) days after presentment by

                Rider Number I to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 5

Landlord, to Tenant, in writing, via certified mail, of the charges incurred by the Landlord.

     The failure of the Tenant to obtain insurance as provided for herein, and/or the failure of the Tenant to repay premium charges incurred by the Landlord as a result of Tenant's failure to obtain such insurance, shall be deemed a material breach of this Lease.

     9. Tenant shall, during the term of this Lease, keep the contents within the demised premises, belonging to the Tenant, insured against loss or damage by fire, or in consequence of fire, to the extent of the replacement value of said contents, as the same may be determined from time to time by appraisal. Each such policy shall contain the maximum extended coverage available. All such policies shall be issued in such manner that the loss, if any, shall be payable to the Tenant and/or the Landlord, as the case may be. Landlord shall be named on said policy as an additional insured to the extent of the contents belonging to him. Tenant shall furnish Landlord with a copy of said policy or a certificate of insurance.

     10. Landlord makes no representation as to the Certificate of Occupancy issued to the within premises, or that same has been issued for the use intended by Tenant. Should an additional or amended Certificate of Occupancy be necessary to conduct Tenant's business as set forth in the "occupancy" clause of the main Lease, same shall be obtained at Tenant's sole cost and expense. Landlord shall execute all papers reasonable and necessary in order to allow

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 6

Tenant to obtain said Certificate of Occupancy, however, in no event shall Landlord be responsible to physically modify the premises to enable Tenant to secure same. The Landlord shall consent to all reasonable and necessary alterations to the premises to be made by Tenant, at Tenant's sole cost and expense, in order to obtain said Certificate of Occupancy.

     11. As this Lease is of the entire property and building hereinabove described, reference in this Lease to the real property or building "of which the demised premises form a part" and all similar reference shall be deemed to refer to the entire property or building and to the whole of the demised premises.

     12. The Tenant shall keep the demised premises clean and in order and shall also keep the sidewalks and driveways in front of and around the demised premises clear of snow and ice. Tenant shall also keep the sidewalks around the demised premises in good condition and repair, and return the sidewalks to the Landlord in the same condition as they are on the date Tenant first took occupancy. A failure to do so shall constitute a material default on the part of Tenant.

     13. Tenant shall keep the roll-up door on the premises in good condition and repair, normal wear and tear excepted.

     14. Tenant shall be responsible for all violations issued by any governmental agency as a result of sidewalk condition or refuse removal, during the term of this Lease. Should Landlord be cited for same, Tenant shall immediately pay to the Landlord the fine(s)

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 7

of any such violations within seven (7) days of Tenant's receipt of a copy of same from Landlord via Certified Mail. Any such payment by Landlord shall be considered as additional rent hereunder.

     15. It is understood and agreed that the Tenant is renting the premises for commercial use only and specifically represents that the premises shall in no way be used as residences for the Tenant, their officers, directors or by others. All parties hereto agree that in the event this provision is not complied with, the Landlord may terminate this Lease in accordance with Paragraph Seventh of the printed Lease and thereafter commence summary proceedings to evict Tenant.

     16. If after default in payment of rent, or a violation of any other provision of this Lease, or upon the expiration of this Lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such default, removal, expiration of Lease, or prior to the issuance of a final judgment or execution of a warrant of eviction, then and in that event, the fixtures and property shall be deemed abandoned by Tenant and shall become the property of the Landlord. Tenant shall have no action whatsoever for damages arising from Landlord's compliance with this provision.

     17. Words used in the singular shall include words in the plural where the text of this statement so requires.

     18. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them,

                Rider Number I to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June lst, 1995 -  Page 8

whether or not exercised by Landlord, shall be deemed to be to the exclusion or waiver of any of the others.

     19. This document contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions and neither party has relied upon any other representation, express or implied, not contained in this agreement. All prior understandings, terms or conditions are deemed merged in this agreement. This agreement cannot be changed or supplemented orally.

     20. If Tenant defaults in payment of rent, additional rent, or any other sums due from Tenant under the Lease, for more than ten (10) days after same is due, or if Tenant, after demand of Landlord, defaults in the payment of any sums incurred by Landlord to fulfill any of Tenant's obligations under the Lease, after ten (10) days written notice, then Tenant shall pay Landlord, as additional rent, without demand, a late charge of five (5%) percent of the sums due for that month. In the event any action is commenced by the Landlord to recover any amounts due from the Tenant as rent or additional rent due under the Lease, in the event said action is settled or is otherwise disposed of, including judgment rendered after trial, Tenant agrees to pay to Landlord, reasonable attorneys' fees for the commencement of said action.

     21. Tenant covenants to pay Landlord all rent without notice or demand and without abatement, deduction or set off, and irrespective of any claims of Tenant against Landlord, and this

                Rider Number 1 to Lease of 45 Renwick Street,
            New York, NY 10013 made as of June 1st, 1995 - Page 9

covenant shall be deemed independent of any other covenants, terms and conditions of this Lease.

     22. No payment by Tenant or receipt by Landlord of any amount less than full rent provided in this Lease shall be deemed anything other than a payment on account of the earliest rent due; no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction of Landlord; and Landlord may accept any such check or payment from Tenant without prejudice to Landlord's right to recover the balance of rent or to pursue any other right or remedy provided under this Lease or by law.

     23. Tenant has agreed to take occupancy of the within premises in an "as is" condition. Tenant acknowledges that, inasmuch as it is occupying the entire premises, and as set forth in other paragraphs contained in the Lease and Rider, it is responsible for all non-structural repairs in or about the premises and all structural repairs caused by Tenant's acts, and Tenant further agrees that Landlord shall not be responsible to any person for any damages arising therefrom, including water damages caused by roof leaks.

     24. Supplementing Paragraph Fourth of the Lease, Tenant must, as a condition precedent to any request for an assignment or permission to sublet, submit a written application to Landlord containing the following information:

     a.     Name of proposed subtenant or assignee;

                Rider Number 1 to Lease of 45 Renwick Street,
           New York, NY 10013 made as of June 1st, 1995 - Page 10

     b. Certified financial statement for the proposed subtenant or assignee;

     c.     Proposed term of sublease.

     25. Supplementing Paragraph Sixth of the Lease, Landlord may only terminate the Lease pursuant to the terms of Paragraph Sixth, if Tenant has failed to either bond or satisfy the lien or has failed to commence diligent effort to bond or remove the lien within such ninety (90) day period.

     26. Notwithstanding anything contained herein, all notices or demands required to be made under the Lease shall be made in writing and sent by certified mail or hand delivery. Such notices shall be sent as follows:

     If to Tenant:    c/o SMA Video Inc.
                      100 Avenue of the Americas
                      New York, NY 10013

           and to:    Charles Weiss, Esq.
                      84 Wooster Street
                      New York, NY 10012

     If to Landlord:  Dominick Incantalupo
                      c/o M&M Sanitation
                      517-519 West 19th Street
                      New York, NY 10013

           and to:    Keith Rubenstein, Esq.
                      Rubenstein & Cohen
                      60 East 42nd Street, 46th Floor
                      New York, NY 10165


     All notices sent by certified mail shall be deemed effective on the third business day after the date of mailing. If

                Rider Number 1 to Lease of 45 Renwick Street,
           New York, NY 10013 made as of June 1st, 1995 - Page 11

delivered by hand, said notice is deemed effective upon the date of delivery.

     27. The demised premises shall be delivered to Landlord upon expiration of this Lease in broom clean condition and condition in which it was received from Landlord.

     28. Tenant shall at all times during his occupancy, maintain Worker's Compensation coverage for his employees. Tenant also agrees to hold harmless and indemnify Landlord from any actions and/or proceedings commenced against Landlord by any of Tenant's employees or by any third party, as concerns Tenant's occupancy.

     29. Tenant shall pay to Landlord, upon execution of this Lease, the sum of FIVE THOUSAND SIX HUNDRED AND 00/100 ($5,600.00) DOLLARS, representing the first month's rental hereunder, and a security deposit of one month's rent. It is herewith agreed between the parties that the security on deposit hereunder shall always be equal to one month rent, which amount shall be held in a non-interest bearing account.

     30. Tenant hereby agrees that the security on deposit shall at no time be applicable to the payment of arrears in monthly rent or additional rent from time to time due and owing under the provisions of this Lease and that same be applied only for repairs of actual damages Tenant may be responsible for.

     31. Tenant agrees to maintain the telephone, burglar alarm and fire alarm systems located on the premises in good condition

                Rider Number 1 to Lease of 45 Renwick Street,
           New York, NY 10013 made as of June 1st, 1995 - Page 12



and repair during the term of this Lease, normal wear and tear excepted.

Date:  New York, New York
       June 1, 1995

                                   FLY FILMS INC.
                                   Tenant

                                   By: /s/ Michael Morrissey
                                       -----------------------------
                                       Michael Morissey, Officer

                                   SMA Video, Inc.
                                   Tenant

                                   By: /s/ Michael Morrissey
                                       -----------------------------
                                       Michael Morissey, Officer

                                       /s/ Dominick Incantalupo
                                       -----------------------------
                                       Dominick Incantalupo,
                                       Landlord

                 LIMITED PERSONAL GUARANTY OF MICHAEL MORISSEY

     I, Michael Morissey, an officer and shareholder of Fly Films Inc. and SMA Video Inc. ("Tenants"), Tenants under a certain lease (the "Lease") dated as of June 1, 1995 with Dominick Incantalupo ("Owner"), affecting premises consisting of the building known as 45 Renwick Street, New York, New York (said premises hereinafter being referred to as the "demised premises"), for myself, and for my heirs, successors, executors, administrators and assigns, hereby personally guaranty to Owner, its heirs, successors and assigns, that I will be personally liable for all rents due and payable under the Lease, together with any and all additional rents, adjustments and escalations, until the day the Tenants, sub-lessors or assigns surrender actual possession of the demised premises to Owner by vacating the demised premises and returning the keys therefore to Owner. This is intended to be an absolute and unconditional guaranty of payment, and of collection, with respect to the aforesaid personal liability.

     Notwithstanding this limited guaranty, all obligations of the Tenants will remain in full force and effect as provided in the Lease, and Tenants shall not be deemed released from the Lease by virtue of performance by me of my obligations hereunder, but Tenants shall receive full credit for all payments made by me pursuant to this instrument.

                                              /s/ Michael Morissey
                                              -------------------------
                                              Michael Morissey

Dated: New York, New York
       June 1, 1995